UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 16, 2010

Federal Home Loan Bank of Cincinnati
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51399	31-6000228
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Atrium Two, P.O. Box 598, Cincinnati, Ohio		45201-0598
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	513-852-7500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 18, 2010, the Bank's board of directors (the "Board") declared five individuals elected in the Bank's 2010 election of directors (the "2010 Director Election") with each serving a four-year term to commence January 1, 2011. The Board comprises member directors and independent directors who are elected by the Bank's members, as discussed under "Item 10-Directors, Executive Officers, and Corporate Governance" of the Bank's 2009 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 18, 2010 (the "2009 Annual Report").

After reviewing the results of the 2010 Director Election, the Board declared the following individuals elected as Member directors:

-- James R. DeRoberts, Chairman and Chief Executive Officer of The Arlington Bank, Upper Arlington, Ohio. Mr. Roberts is an incumbent director re-elected to his second consecutive term on the Board.

-- James A. England, Chairman, President, and Chief Executive Officer of Decatur County Bank, Decaturville, Tennessee. This will be Mr. England's first term on the Board.

-- William S. Stuard Jr., President and Chief Executive Officer of F&M Bank, Clarksville, Tennessee. This will be Mr. Stuard’s first term on the Board.

In addition, after reviewing the results of the 2010 Director Election, the Board declared the following individuals elected as Independent directors. Both directors had previously been appointed to the Board:

-- Charles J. Koch, Bratenahl, Ohio, Principal/Owner, Lakehurst Associates. This is Mr. Koch's second consecutive term on the Board.

-- Carl F. Wick, Centerville, Ohio, Principal and Owner, Wick and Associates Business Consulting. This is Mr. Wick's third consecutive term on the Board.

The 2011 Board committees on which the above individuals will be named to serve have not yet been determined as of the date of this filing.

The 2010 Director Election took place in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act ("Bank Act") and the related Finance Agency regulations. For a description of the Bank's director election process, as well as director compensation, see "Item 10-Directors, Executive Officers, and Corporate Governance" of the Bank's 2009 Annual Report.

For information on director independence and transactions with related persons, see "Item 13-Certain Relationships and Related Transactions, and Director Independence" of the Bank's 2009 Annual Report.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 16, 2010, the Bank tallied the preliminary voting results for the 2010 Director Election, which the Board declared final on November 18, 2010 as described in Item 5.02 of this Current Report. Complete voting results were described in a letter to the Bank’s members sent November 18, 2010, which is attached as Exhibit 99.1 to this Current Report, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Letter to members.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Cincinnati

November 19, 2010	By:	Thomas J. Ciresi

Name: Thomas J. Ciresi
Title: Senior Vice President, Member Services

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Exhibit Index

Exhibit No.	Description

99.1	Letter to members.